Exhibit 10.1

MERCK & CO., INC.

PLAN FOR DEFERRED PAYMENT OF

DIRECTORS’ COMPENSATION

(Amended and Restated as of May 31, 2005)

TABLE OF CONTENTS

(i)

MERCK & CO., INC.
PLAN FOR DEFERRED PAYMENT OF
DIRECTORS’ COMPENSATION

I. PURPOSE

To provide an arrangement under which directors of Merck & Co., Inc. other than current employees may (i) elect to voluntarily defer payment of annual retainers and Board and committee meeting fees until after termination of their service as a director, and (ii) value compensation mandatorily deferred on their behalf.

II.	ELECTION OF DEFERRAL, MEASUREMENT METHODS AND DISTRIBUTION SCHEDULE

A. Election of Voluntary Deferral Amount

1.	Prior to December 28 of each year, each director is entitled to make an irrevocable election to defer until termination of service as a director receipt of payment of (a) 50% or 100% of the Board retainer for the 12 months beginning April 1 of the next calendar year, (b) 50% or 100% of the Committee Chairperson retainer for the 12 months beginning April 1 of the next calendar year, (c) 50% or 100% of the Audit Committee member retainer for the 12 months beginning April 1 of the next calendar year and (d) 50% or 100% of the Board and committee meeting fees for the 12 months beginning April 1 of the next calendar year.

2.	Prior to commencement of duties as a director, a director newly elected or appointed to the Board during a calendar year must make the election under this paragraph for the portion of the Voluntary Deferral Amount applicable to such director’s first year of service (or part thereof).

3.	The Voluntary Deferral Amount shall be credited as follows: (1) Board and committee meeting fees that are deferred are credited on the last business day of each calendar quarter; (2) if the Board retainer, Committee Chairperson retainer and/or Audit Committee member retainer are deferred, a pro-rata share of the deferred retainer is credited on the last business day of each calendar quarter. The dates the Voluntary Deferral Amount, or parts thereof, are credited to the director’s deferred account are hereinafter referred to as the Voluntary Deferral Dates.

B. Mandatory Deferral Amount

1.	On the Friday following the Company’s Annual Meeting of Stockholders (such Friday hereinafter referred to as the “Mandatory Deferral Date”), each director will be credited with an amount equivalent to one-third of the annual cash retainer for the 12 month period beginning on the April 1 preceding the Annual Meeting (the “Mandatory Deferral Amount”). The Mandatory Deferral Amount will be measured by the Merck Common Stock account.

2.	A director newly elected or appointed to the Board after the Mandatory Deferral Date will be credited with a pro rata portion of the Mandatory Deferral Amount applicable to such director’s first year of service (or part thereof). Such pro rata portion shall be credited to the director’s account on the first day of such director’s service.

C. Automatic Deferral of Executive Committee Fees

1.	Effective June 1, 2005, any director who serves as either Chairperson or member of the Board’s Executive Committee, in lieu of any cash payment for such service, will be credited with an amount, if any, provided by way of retainer or meeting fees (the “Automatic Deferral Amount”). The Automatic Deferral Amount will be measured by the Merck Common Stock account.

2.	The “Automatic Deferral Date” with respect to meeting fees will be the last business day of each calendar quarter during which such meetings occurred. The “Automatic Deferral Date” for Committee Chairperson retainer and/or Committee member retainer fees, which are annual fees paid quarterly, will be the last business day of each calendar quarter.

D. Election of Measurement Method

Each such annual election referred to in Section A shall include an election as to the measurement method or methods by which the value of amounts deferred will be measured in accordance with Article III, below. The available measurement methods are set forth on Schedule A hereto.

E. Election of Distribution Schedule

Each annual election referred to in Article II, Sections A, B and C shall also include an election to receive payment following termination of service as a director of all Voluntary Deferral Amounts, Mandatory Deferral Amounts and Automatic Deferral Amounts in a lump sum either immediately or one year after such termination, or in quarterly or annual installments over five, ten or fifteen years. Any election made with respect to a Mandatory Deferral Amount also shall apply with respect to any Automatic Deferral Amount credited during the same period.

III. VALUATION OF DEFERRED AMOUNTS

A. Common Stock

1.	Initial Crediting. The annual Mandatory Deferral Amount shall be used to determine the number of full and partial shares of Merck Common Stock which such amount would purchase at the closing price of the Common Stock on the New York Stock Exchange on the Mandatory Deferral Date.

The Automatic Deferral Amount shall be used to determine the number of full and partial shares of Merck Common Stock which such amount would purchase at the closing price of the Common Stock on the New York Stock Exchange on the Automatic Deferral Date.

That portion of the Voluntary Deferral Amount allocated to Merck Common Stock shall be used to determine the number of full and partial shares of Merck Common Stock which such amount would purchase at the closing price of the Common Stock on the New York Stock Exchange on the applicable Voluntary Deferral Date.

However, should it be determined by the Committee on Corporate Governance of the Board of Directors that a measurement of Merck Common Stock on any Mandatory, Automatic or Voluntary Deferral Date would not constitute fair market value, then the Committee shall decide on which date fair market value shall be determined using the valuation method set forth in this Article III, Section A.1.

At no time during the deferral period will any shares of Merck Common Stock be purchased or earmarked for such deferred amounts nor will any rights of a shareholder exist with respect to such amounts.

2.	Dividends. Each director’s account will be credited with the additional number of full and partial shares of Merck Common Stock which would have been purchasable with the dividends on shares previously credited to the account at the closing price of the Common Stock on the New York Stock Exchange on the date each dividend was paid.

3.	Distributions. Distribution from the Merck Common Stock account will be valued at the closing price of Merck Common Stock on the New York Stock Exchange on the distribution date.

B. Mutual Funds

1.	Initial Crediting. The amount allocated to each Mutual Fund shall be used to determine the full and partial Mutual Fund shares which such amount would purchase at the closing net asset value of the Mutual Fund shares on the Mandatory or Voluntary Deferral Date, whichever is applicable. The director’s account will be credited with the number of full and partial Mutual Fund shares so determined.

At no time during the deferral period will any Mutual Fund shares be purchased or earmarked for such deferred amounts nor will any rights of a shareholder exist with respect to such amounts.

2.	Dividends. Each director’s account will be credited with the additional number of full and partial Mutual Fund shares which would have been purchasable, at the closing net asset value of the Mutual Fund shares as of the date each dividend is paid on the Mutual Fund shares, with the dividends which would have been paid on the number of shares previously credited to such account (including pro rata dividends on any partial shares).

3.	Distributions. Mutual Fund distributions will be valued based on the closing net asset value of the Mutual Fund shares on the distribution date.

C. Adjustments

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company or a Mutual Fund, the number and kind of shares or units of such investment measurement method available under this Plan and credited to each director’s account shall be adjusted accordingly.

IV. REDESIGNATION WITHIN A DEFERRAL ACCOUNT

A. General

A director may request a change in the measurement methods used to value all or a portion of his/her account other than Merck Common Stock. Amounts deferred using the Merck Common Stock method and any earnings attributable to such deferrals may not be redesignated. The change will be effective on (i) the day when the redesignation request is received pursuant to administrative guidelines established by the Human Resources Financial Services area of the Treasury department, provided the request is received prior to the close of the New York Stock Exchange on such day or (ii) the next following business day if the request is received when the New York Stock Exchange is closed.

B. When Redesignation May Occur

1.	During Active Service. There is no limit on the number of times a director may redesignate the portion of his/her deferred account permitted to be redesignated. Each such request shall be irrevocable and can be designated in whole percentages or as a dollar amount.

2.	After Death. Following the death of a director, the legal representative or beneficiary of such director may redesignate subject to the same rules as for active directors set forth in Article IV, Section B.1.

C. Valuation of Amounts to be Redesignated

The portion of the director’s account to be redesignated will be valued at its cash equivalent and such cash equivalent will be converted into shares or units of the other measurement method(s). For purposes of such redesignations, the cash equivalent of the value of the Mutual Fund shares shall be the closing net asset value of such Mutual Fund on (i) the day when the redesignation request is received pursuant to administrative guidelines established by the Human Resources Financial Services area of the Treasury department, provided the request is received prior to the close of the New York Stock Exchange on such day or (ii) the next following business day if the request is received when the New York Stock Exchange is closed.

V. PAYMENT OF DEFERRED AMOUNTS

A. Payment

All payments to directors of amounts deferred will be in cash in accordance with the distribution schedule elected by the director pursuant to Article II, Section E. Distributions shall be pro rata by measurement method. Distributions shall be valued on the fifteenth day of the distribution month (or, if such day is not a business day, the next business day) and paid as soon thereafter as possible.

B. Changes to Distribution Schedule Prior to Termination

Upon the request of a director made at any time during the calendar year immediately preceding the calendar year in which service as a director is expected to terminate, the Committee on Corporate Governance of the Board of Directors (the “Committee”), in its sole discretion, may authorize: (a) an extension of a payment period beyond that originally elected by the director not to exceed that otherwise allowable under Article II, Section E, and/or (b) a payment frequency different from that originally elected by the director. Such request may not be made with regard to amounts deferred after December 31, 1990 using the Merck Common Stock method and to any earnings attributable to such deferrals. Deferrals into Merck Common Stock made after December 31, 1990 and any earnings thereon may only be distributed in accordance with the schedule elected by the director under Article II, Section E or determined by the Committee on Corporate Governance under Article VI.

C. Post-Termination Changes to Distribution Schedule

Following termination of service as a director, each director may make one request for a further extension of the period for distribution of his/her deferred compensation. Such request must be received by the Committee on Corporate Governance prior to the first distribution to the participant under his/her previously elected distribution schedule. Any revised distribution schedule may not exceed the deferral period otherwise allowable under Article II, Section E. This request may be granted and a new payment schedule determined in the sole discretion of the Committee on Corporate Governance.

Such request may not be made with regard to amounts deferred after December 31, 1990 using the Merck Common Stock Method and to any earnings attributable to such deferrals. Any retired director who is not subject to U.S. income tax may petition the Committee on Corporate Governance to change payment frequency, including a lump sum distribution, and the Committee on Corporate Governance may grant such petition if, in its discretion, it considers there to be reasonable justification therefor. Deferrals into Merck Common Stock made after December 30, 1990 and any earnings thereon may only be distributed in accordance with the schedule elected by the director under Article II, Section E or determined by the Committee on Corporate Governance under Article VI.

D. Forfeitures

A director’s deferred amount attributable to the Mandatory Deferral Amount and earnings thereon shall be forfeited upon his or her removal as a director or upon a determination by the Committee on Corporate Governance in its sole discretion, that a director has:

(i)	joined the Board of, managed, operated, participated in a material way in, entered employment with, performed consulting (or any other) services for, or otherwise been connected in any material manner with a company, corporation, enterprise, firm, limited partnership, partnership, person, sole proprietorship or any other business entity determined by the Committee on Corporate Governance in its sole discretion to be competitive with the business of the Company, its subsidiaries or its affiliates (a “Competitor”);

(ii)	directly or indirectly acquired an equity interest of five (5) percent or greater in a Competitor; or

(iii)	disclosed any material trade secrets or other material confidential information, including customer lists, relating to the Company or to the business of the Company to others, including a Competitor.

VI. DESIGNATION OF BENEFICIARY

In the event of the death of a director, the deferred amount at the date of death shall be paid to the last named beneficiary or beneficiaries designated by the director, or, if no beneficiary has been designated, to the director’s legal representative, in one or more installments as the Committee on Corporate Governance in its sole discretion may determine.

VII. PLAN AMENDMENT OR TERMINATION

The Committee on Corporate Governance shall have the right to amend or terminate this Plan at any time for any reason.

SCHEDULE A

MEASUREMENT METHODS
(January 1, 2002 – January 10, 2003)

Merck Common Stock

Mutual Funds

American Century Emerging Markets Fund
American Century Europacific Growth Fund
Fidelity Destiny I
Fidelity Dividend Growth
Fidelity Equity Income Fund
Fidelity Low-Priced Stock Fund
Fidelity Retirement Money Market
Fidelity Spartan Government Income
Fidelity Spartan U.S. Equity Index
Franklin Small-Mid Cap Growth A
Janus Enterprise
Janus Growth & Income
Liberty Acorn Z
PIMCO Foreign Bond Institutional
PIMCO Long Term US Government Institutional
PIMCO Total Return Institutional
Putnam Global Equity Fund A*
Putnam International Voyager A
Putnam Vista A
T. Rowe Price Blue Chip Growth Fund
Vanguard Asset Allocation

* From September 20, 2002 — September 30, 2002, this investment was briefly named the Putnam Global Growth Fund A as a result of the merger, in September 2002, of Putnam Global Equity Fund A with Putnam Global Growth Fund A. The merged fund briefly retained the name “Putnam Global Growth Fund A.” Effective October 1, 2002, the merged fund changed its name to “Putnam Global Equity Fund A.”

SCHEDULE A

MEASUREMENT METHODS

(Effective January 11, 2003 to July 31, 2003)

Merck Common Stock

Mutual Funds

American Century Emerging Markets Institutional
American Funds EuroPacific Growth Fund
Fidelity Destiny I
Fidelity Dividend Growth
Fidelity Equity-Income
Fidelity Low-Priced Stock
Fidelity Retirement Money Market
Fidelity Spartan Government Income
Fidelity Spartan U.S. Equity Index
Franklin Small-Mid Cap Growth A
Janus Enterprise
Janus Growth & Income
Liberty Acorn Class Z
PIMCO Foreign Bond Institutional
PIMCO Long Term US Government Institutional
PIMCO Total Return Institutional
Putnam Global Equity A
Putnam International Capital Opportunities Fund A*
Putnam Vista A
T. Rowe Price Blue Chip Growth
Vanguard Asset Allocation

• Prior to April 30, 2003, known as Putnam International Voyager Fund A

Redesignation of Deferred Amounts measured by Putnam Vista A on July 31, 2003

Prior to 4 p.m. ET on July 31, 2003, each participant who has any part of his/her account measured by the Putnam Vista A measurement method may redesignate the amount in such measurement method in accordance with Article IV. If a participant does not redesignate the amount measured by the Putnam Vista A measurement method to any other remaining measurement method before 4 p.m. ET on July 31, 2003, then the amount in the Putnam Vista A account shall be redesignated as of 4 p.m. ET on July 31, 2003, to the Fidelity Mid-Cap Stock Fund.

SCHEDULE A

MEASUREMENT METHODS

(Effective July 31, 2003 – November 19, 2003)

Merck Common Stock

Mutual Funds

American Century Emerging Markets Institutional
American Funds EuroPacific Growth Fund
Columbia Acorn Class Z*
Fidelity Destiny I
Fidelity Dividend Growth
Fidelity Equity-Income
Fidelity Low-Priced Stock
Fidelity Mid-Cap Stock Fund
Fidelity Retirement Money Market
Fidelity Spartan Government Income
Fidelity Spartan U.S. Equity Index
Franklin Small-Mid Cap Growth A
Janus Enterprise
Janus Growth & Income
PIMCO Foreign Bond Institutional
PIMCO Long Term US Government Institutional
PIMCO Total Return Institutional
Putnam Global Equity A
Putnam International Capital Opportunities Fund A**
T. Rowe Price Blue Chip Growth
Vanguard Asset Allocation

* Prior to October 2003, known as Liberty Acorn Class Z
** Prior to April 30, 2003, known as Putnam International Voyager Fund A

Redesignation of Deferred Amounts measured by Putnam Global Equity A and Putnam International Capital Opportunities Fund A (collectively, the “Putnam Funds”) on November 19, 2003

Prior to 4 p.m. ET on November 19, 2003, each participant who has any part of his/her Deferred Compensation Account measured by a Putnam Funds investment alternative may redesignate the amount in such investment alternative in accordance with Article IV. If a participant does not redesignate the amount measured by a Putnam Funds investment alternative to any other remaining investment alternative(s) before 4 p.m. ET on November 19, 2003, then the amount in the Putnam Funds investment alternative shall be redesignated as of 4 p.m. ET on November 19, 2003, to the Fidelity Retirement Money Market Portfolio.

SCHEDULE A

MEASUREMENT METHODS
(November 19, 2003 to April 2, 2004)

Merck Common Stock

Mutual Funds

American Century Emerging Markets Institutional
American Funds EuroPacific Growth Fund
Columbia Acorn Class Z*
Fidelity Destiny I
Fidelity Dividend Growth
Fidelity Equity-Income
Fidelity Low-Priced Stock
Fidelity Mid-Cap Stock Fund
Fidelity Retirement Money Market
Fidelity Spartan Government Income
Fidelity Spartan U.S. Equity Index
Franklin Small-Mid Cap Growth A
Janus Enterprise
Janus Growth & Income
PIMCO Foreign Bond Institutional
PIMCO Long Term US Government Institutional
PIMCO Total Return Institutional
T. Rowe Price Blue Chip Growth
Vanguard Asset Allocation

• Prior to October 2003, known as Liberty Acorn Class Z

SCHEDULE A

MEASUREMENT METHODS
(April 2, 2004 through January 31, 2005)

Merck Common Stock

Mutual Funds

American Century Emerging Markets Institutional
American Funds EuroPacific Growth Fund
Columbia Acorn Class Z*
Fidelity Destiny I
Fidelity Dividend Growth
Fidelity Equity-Income
Fidelity Low-Priced Stock
Fidelity Mid-Cap Stock Fund
Fidelity Retirement Money Market
Fidelity Spartan Government Income
Fidelity Spartan U.S. Equity Index
Janus Enterprise
Janus Growth & Income
PIMCO Foreign Bond Institutional
PIMCO Long Term US Government Institutional
PIMCO Total Return Institutional
T. Rowe Price Blue Chip Growth
Vanguard Asset Allocation

• Prior to October 2003, known as Liberty Acorn Class Z

SCHEDULE A

MEASUREMENT METHODS
(February 1, 2005)

Investment alternatives available under this Plan shall be the same as the investment alternatives available from time to time under the Merck & Co., Inc. Deferral Program.